                                                                    EXHIBIT 10.1

2001 STOCK OPTION PLAN

                                   NYFIX, INC.

                             2001 STOCK OPTION PLAN

            1.   PURPOSE OF THE PLAN.

                 This 2001 Stock  Option  Plan (the  "Plan") is  intended  as an incentive,  to retain in the employ of and as  employees,  directors,  officers, consultants and advisors to NYFIX, INC., a New York corporation (the "Company"), and any  Subsidiary of the Company,  within the meaning of Section 424(f) of the
United States Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new employees, officers, directors, consultants  and advisors whose services are considered  valuable,  to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

                 It is further intended that certain options granted pursuant to the Plan shall constitute  incentive stock options within the meaning of Section
422 of the Code (the  "Incentive  Options")  while certain other options granted pursuant to the Plan shall be  nonqualified  stock  options  (the  "Nonqualified
Options").  Incentive Options and Nonqualified  Options are hereinafter referred to collectively as "Options."

                 The Company intends that the Plan meet the requirements of Rule
16b-3 ("Rule 16b-3")  promulgated under the Securities  Exchange Act of 1934, as amended (the "Exchange  Act"),  and that  transactions  of the type specified in subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by  Section  162(m) of the Code.  In all  cases,  the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

            2.   ADMINISTRATION OF THE PLAN.

                 The Board of  Directors  of the  Company  (the  "Board")  shall appoint and maintain as administrator of the Plan a Committee (the  "Committee")
consisting of two or more  directors who are  "Non-Employee  Directors" (as such term is defined in Rule 16b-3) and "Outside  Directors" (as such term is defined in Section 162(m) of the Code),  which shall serve at the pleasure of the Board.
The  Committee,  subject to  Sections 3 and 5 hereof,  shall have full power and authority  to  designate  recipients  of  Options,  to  determine  the terms and conditions of respective  Option agreements (which need not be identical) and to interpret  the  provisions  and supervise the  administration  of the Plan.  The
Committee  shall have the  authority,  without  limitation,  to designate  which
Options  granted  under the Plan shall be  Incentive  Options and which shall be
Nonqualified  Options. To the extent any Option does not qualify as an Incentive
Option, it shall constitute a separate Nonqualified Option.

                 Subject to the  provisions  of the Plan,  the  Committee  shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper  administration of the Plan, shall make all other  determinations  necessary or advisable for the administration of the Plan and  shall  correct  any  defects  or  supply  any  omission  or  reconcile  any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the  Committee  deems  desirable to carry into effect the
Plan or any Options.  The act or  determination  of a majority of the  Committee shall be the act or  determination  of the Committee and any decision reduced to writing  and  signed  by all of the  members  of the  Committee  shall  be fully effective as if it had been made by a majority at a meeting  duly held.  Subject to the  provisions of the Plan,  any action taken or

determination  made by the Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

                 In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant,  award or other  acquisition under the Plan of Options or Stock as  hereinafter  defined does not consist of two or more Non-Employee  Directors,  or if there shall be no such Committee,  then the
Plan shall be administered by the Board, and references  herein to the Committee
(except in the proviso to this sentence) shall be deemed to be references to the
Board,  and any such  grant,  award  or other  acquisition  may be  approved  or ratified in any other manner  contemplated  by  subparagraph  (d) of Rule 16b-3;
provided, however, that options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated  officers that are intended to qualify as  performance-based  compensation  under Section 162(m) of the Code may only be granted by the Committee.

            3.   DESIGNATION OF OPTIONEES.

                 The  persons   eligible  for   participation  in  the  Plan  as
recipients of Options (the "Optionees")  shall include  employees,  officers and directors of, and  consultants  and advisors to, the Company or any  Subsidiary;
provided that Incentive  Options may only be granted to employees of the Company and the Subsidiaries.  In selecting Optionees,  and in determining the number of shares to be covered by each Option  granted to  Optionees,  the  Committee  may consider any factors it deems relevant, including without limitation, the office or position held by the Optionee or the Optionee's  relationship to the Company, the assistance  provided to the Company or any  Subsidiary by the Optionee,  the
Optionee's  degree of  responsibility  for and  contribution  to the  growth and success of the Company or any Subsidiary,  and the Optionee's length of service, age,  promotions  and  potential.  An  Optionee  who has been  granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

            4.   STOCK RESERVED FOR THE PLAN.

                 Subject to adjustment as provided in Section 8 hereof,  a total of 2,000,000  shares of the Company's  Common Stock,  $0.001 par value per share
(the  "Stock"),  shall be subject to the Plan.  The maximum  number of shares of
Stock that may be subject to options granted under the Plan to any individual in any calendar  year shall not exceed  1,000,000,  and the method of counting such shares  shall  conform  to  any  requirements  applicable  to  performance-based compensation  under Section  162(m) of the Code.  The shares of Stock subject to the Plan shall consist of unissued shares,  treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby  reserved for such  purpose.  Any of such shares of Stock that may remain  unsold and that are not subject to  outstanding  Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until  termination  of the Plan the  Company  shall at all  times  reserve a sufficient  number  of  shares  of Stock to meet the  requirements  of the Plan.
Should any Option expire or be canceled  prior to its exercise in full or should the number of shares of Stock to be  delivered  upon the  exercise in full of an
Option be reduced for any  reason,  the shares of Stock  theretofore  subject to such Option may be subject to future  Options under the Plan,  except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

            5.   TERMS AND CONDITIONS OF OPTIONS.

                 Options  granted  under  the  Plan  shall  be  subject  to  the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                 (a) Option  Price.  The  purchase  price of each share of Stock purchasable  under an Incentive  Option shall be  determined by the Committee at the time of grant,  but shall not be less than 100% of the Fair Market Value (as defined  below)  of such  share of Stock on the  date  the  Option  is  granted;
provided,  however,  that

with respect to an Optionee who, at the time such  Incentive  Option is granted, owns  (within  the  meaning of Section  424(d) of the Code) more than 10% of the total  combined  voting  power of all  classes of stock of the Company or of any
Subsidiary,  the purchase price per share of Stock shall be at least 110% of the
Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock  purchasable  under a Nonqualified  Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 7 below.  "Fair  Market  Value"  means the closing  price of publicly  traded shares of Stock on the principal  securities  exchange on which shares of Stock are  listed (if the  shares of Stock are so  listed),  or on the
Nasdaq Stock Market (if the shares of Stock are  regularly  quoted on the Nasdaq
Stock Market),  or, if not so listed or regularly  quoted,  the mean between the closing  bid and  asked  prices  of  publicly  traded  shares  of  Stock  in the over-the-counter  market,  or,  if  such  bid  and  asked  prices  shall  not be available,  as reported by any nationally  recognized quotation service selected by the Company,  or as determined by the Committee in a manner  consistent  with the  provisions  of the Code.  Anything  in this  Section  5(a) to the  contrary notwithstanding,  in no event  shall the  purchase  price of a share of Stock be less than the  minimum  price  permitted  under the  rules and  policies  of any national securities exchange on which the shares of Stock are listed.

                 (b) Option Term.  The term of each Option shall be fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an
Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

                 (c)  Exercisability.  Options shall be exercisable at such time or times and subject to such terms and  conditions as shall be determined by the
Committee at the time of grant.

                 (d) Method of Exercise.  Options to the extent then exercisable may be  exercised in whole or in part at any time during the option  period,  by giving written notice to the Company specifying the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check or such other  instrument  as may be acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the Stock on the trading day before the Option is exercised)  which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the
Company  from the shares of Stock  otherwise to be received  with such  withheld shares of Stock having a Fair Market Value on the date of exercise  equal to the exercise  price  of the  Option,  or (iii) by a  combination  of the  foregoing, provided that the combined value of all cash and cash  equivalents  and the Fair
Market Value of any shares  surrendered to the Company is at least equal to such exercise  price and except with  respect to (ii)  above,  such method of payment will not cause a  disqualifying  disposition  of all or a  portion  of the Stock received upon exercise of an Incentive  Option.  The Committee may authorize the purchase  price of the Stock  subject to the Option to be loaned to the Optionee by the Company in connection with the exercise of the Option,  provided that the
Board of  Directors  has  established  guidelines  for such loans by the Company
(including  term,  whether  such  loan  shall be  interest  free or the means of
determining   the  interest  rate  and  whether  or  not  such  loans  shall  be collateralized)  and the loan  authorized by the Committee is in compliance with such guidelines.  An Optionee shall have the right to dividends and other rights of a shareholder  with respect to shares of Stock  purchased upon exercise of an
Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

                 (e)   Non-transferability   of   Options.   Options   are   not
transferable  and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons  entitled thereto under his will or the laws of descent and  distribution.  The Committee,  in its sole discretion,  may permit a transfer of a Nonqualified

Option to (i) a trust for the  benefit of the  Optionee  or (ii) a member of the
Optionee's immediate family (or a trust for his or her benefit).  Any attempt to transfer,  assign,  pledge or otherwise  dispose of, or to subject to execution, attachment or similar  process,  any Option  contrary to the  provisions  hereof shall  be void  and  ineffective  and  shall  give  no  right  to the  purported transferee.

                 (f) Termination by Death.  Unless  otherwise  determined by the
Committee,  if any Optionee's  employment  with or service to the Company or any
Subsidiary  terminates  by  reason  of  death,  the  Option  may  thereafter  be exercised,  to the extent then exercisable (or on such accelerated  basis as the
Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee  under the will of the Optionee,  for a period of one year after the date of such death or until the  expiration  of the stated  term of such  Option as  provided  under the Plan,  whichever  period is shorter.

                 (g)  Termination  by Reason  of  Disability.  Unless  otherwise determined by the Committee, if any Optionee's employment with or service to the
Company  or  any  Subsidiary   terminates  by  reason  of  total  and  permanent
disability, any Option held by such Optionee may thereafter be exercised, to the extent it was  exercisable at the time of  termination  due to Disability (or on such accelerated basis as the Committee shall determine at or after grant),  but may not be exercised  after three (3) months after the date of such  termination of  employment  or service or the  expiration of the stated term of such Option, whichever  period is shorter;  provided,  however,  that,  if the Optionee  dies within such  three-month  period,  any unexercised  Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year  after the date of such  death or for the stated term of such Option, whichever period is shorter.

                 (h)  Termination  by Reason  of  Retirement.  Unless  otherwise determined  by the  Committee at grant,  if any  Optionee's  employment  with or service  to the  Company or any  Subsidiary  terminates  by reason of  voluntary resignation  with the  consent  of the  Board of  directors  or  Normal or Early
Retirement (as such terms are defined  below),  any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such
Retirement (or on such accelerated  basis as the Committee shall determine at or after grant),  but may not be exercised after three (3) months after the date of such  termination  of employment or service or the expiration of the stated term of such Option,  whichever period is shorter;  provided,  however,  that, if the
Optionee dies within such  three-month  period,  any unexercised  Option held by such Optionee  shall  thereafter be  exercisable,  to the extent to which it was exercisable  at the time of death,  for a period  of one year  after the date of such death or for the stated term of such Option, whichever period is shorter.

                 For purposes of this  paragraph (h) "Normal  Retirement"  shall mean retirement from active  employment with the Company or any Subsidiary on or after  the  normal  retirement  date  specified  in the  applicable  Company  or
Subsidiary  pension or  retirement  plan or if no such plan,  age 65, and "Early
Retirement" shall mean retirement from active employment with the Company or any
Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension or retirement plan or if no such plan, age 55.

                 (i)  Other  Termination.  Unless  otherwise  determined  by the
Committee at grant, if any Optionee's  employment with or service to the Company or any Subsidiary  terminates for any reason other than as set forth in Sections
5(f), (g) and (h) above, the Option shall thereupon immediately  terminate.  The transfer  of an  Optionee  from the employ of or  service to the  Company to the employ of or service to a Subsidiary,  or vice versa,  or from one Subsidiary to another,  shall not be deemed to  constitute  a  termination  of  employment  or service for purposes of the Plan.

                 (j) Limit on Value of  Incentive  Option.  The  aggregate  Fair
Market  Value,  determined as of the date the  Incentive  Option is granted,  of
Stock for which  Incentive  Options  are  exercisable  for the first time by any
Optionee  during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

                 (k)  Transfer of  Incentive  Option  Shares.  The stock  option agreement evidencing any Incentive Options granted under this Plan shall provide that if the Optionee makes a  disposition,  within the meaning of Section 424(c)
of the Code and regulations  promulgated  thereunder,  of any share or shares of
Stock issued to him upon exercise of an Incentive  Option granted under the Plan within the two-year period  commencing on the day after the date of the grant of such Incentive  Option or within a one-year  period  commencing on the day after the date of transfer of the share or shares to him  pursuant to the  exercise of such Incentive Option, he shall,  within 10 days after such disposition,  notify the Company thereof and immediately  deliver to the Company any amount of United
States federal, state and local income tax withholding required by law.

            6.   TERM OF PLAN.

                 No Option shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date hereof, but Options  theretofore granted may extend beyond that date.

            7.   ADJUSTMENTS.

                 In the  event  of any  merger,  reorganization,  consolidation, recapitalization,  stock  dividend,  stock  split,  or other change in corporate structure  affecting the Stock,  the  Committee  shall make an  appropriate  and equitable  adjustment  in the number and kind of shares  reserved  for  issuance under  the  Plan  and in the  number  and  option  price of  shares  subject  to outstanding  Options  granted  under the Plan,  to the end that after such event each Optionee's proportionate interest shall be maintained as immediately before the occurrence of such event.

                 Upon the  dissolution  or  liquidation of the Company or upon a reorganization, merger or consolidation of the Company with one or more entities as a result of which the Company is not the surviving  entity, or upon a sale of substantially  all of the property or more than eighty percent (80%) of the then outstanding stock of the Company to another entity, the Plan shall terminate and any option  theretofore  granted hereunder shall terminate,  unless provision is made in writing in connection  with such  transaction for the continuance of the
Plan or for the assumption of options  theretofore  granted, or the substitution for such options of new options  covering  the stock of a  successor,  employer, corporation,  or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and  prices,  in which  event the Plan and  options theretofore  granted  shall  continue  in the  manner  and  under  the  terms so provided.

                 Adjustments  under this  Section  shall be made by the Board of
Directors  whose  determination  as to what  adjustments  shall  be made and the extent thereof shall be final,  binding and conclusive.  No fractional shares of stock or units or other  securities  shall be issued under the Plan or any other adjustment,  and any  fractions  resulting  from  any such  adjustment  shall be eliminated  in each case by  rounding  either  upward or downward to the nearest whole share or unit,  provided however,  that any adjustments under this Section shall be made in such manner as not to constitute a "modification" as defined in
Section 425 of the Code.

            8.   PURCHASE FOR INVESTMENT.

                 Unless the  Options  and  shares  covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities  Act"), or the Company has determined that such registration is unnecessary, each person exercising  an Option  under the Plan may be  required  by the Company to give a representation  in writing that he is  acquiring  the shares for his own account for  investment  and not with a view to,  or for sale in  connection  with,  the distribution of any part thereof.

            9.   TAXES.

                 The   Company  may  make  such   provisions   as  it  may  deem
appropriate,  consistent  with  applicable  law, in connection  with any Options granted under the Plan with respect to the withholding of any taxes or any other tax matters.

            10.  EFFECTIVE DATE OF PLAN.

                 The Plan shall be  effective on May 1, 2001,  provided  however that the Plan shall  subsequently be approved by the Company's  shareholders not later than the Company's  next annual  meeting of  shareholders  following  such date.

            11.  AMENDMENT AND TERMINATION.

                 The Board may amend,  suspend,  or terminate  the Plan,  except that no  amendment  shall be made that would  impair the rights of any  Optionee under any Option theretofore granted without the Optionee's consent,  and except that no amendment shall be made which,  without the approval of the shareholders of the Company, would:

                 (a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

                 (b) materially  increase the benefits accruing to the Optionees under the Plan;

                 (c) materially  modify the  requirements  as to eligibility for participation in the Plan;

                 (d) decrease the exercise  price of an Option to less than 100%
of the Fair Market Value per share of Stock on the date of grant thereof; or

                 (e) extend the term of any Option  beyond that  provided for in
Section 5(b).

                 The  Committee  may amend the terms of any  Option  theretofore granted, prospectively or retroactively,  but no such amendment shall impair the rights of any Optionee  without the Optionee's  consent.  The Committee may also substitute new Options for previously granted Options, including options granted under other plans  applicable to the participant and previously  granted Options having  higher  option  prices,  upon  such  terms  as the  Committee  may  deem appropriate.

            12.  GOVERNMENT REGULATIONS.

                 The Plan, and the grant and exercise of Options hereunder,  and the  obligation  of the Company to sell and deliver  shares under such  Options, shall be subject to all  applicable  laws,  rules and  regulations,  and to such approvals  by any  governmental  agencies,  national  securities  exchanges  and interdealer quotation systems as may be required.

            13.  GENERAL PROVISIONS.

                 (a)   Certificates.   All  certificates  for  shares  of  Stock
delivered under the Plan shall be subject to such stop transfer orders and other restrictions  as the Committee may deem advisable  under the rules,  regulations and other  requirements  of the  Securities  and Exchange  Commission,  or other securities  commission  having  jurisdiction,  any  applicable  Federal or state securities  law, any stock exchange or interdealer  quotation  system upon which the  Stock is then  listed  or traded  and the  Committee  may cause a legend or legends to be placed on any such  certificates to make appropriate  reference to such restrictions.

                 (b)  Employment  Matters.  The  adoption  of the Plan shall not confer upon any Optionee of the Company or any Subsidiary any right to continued
employment or, in the case of an Optionee who is a director,  continued  service as a director,  with the Company or a Subsidiary,  as the case may be, nor shall it  interfere  in any way with the right of the  Company  or any  Subsidiary  to terminate  the  employment  of any of its  employees,  the service of any of its directors or the retention of any of its consultants or advisors at any time.

                 (c)  Limitation  of  Liability.  No  member of the Board or the
Committee,  or any officer or  employee  of the Company  acting on behalf of the
Board or the Committee, shall be personally liable for any action, determination or interpretation  taken or made in good faith with respect to the Plan, and all members of the Board or the  Committee  and each and any  officer or employee of the Company  acting on their behalf  shall,  to the extent  permitted by law, be fully  indemnified  and  protected by the Company in respect of any such action, determination or interpretation.

                 (d) Registration of Stock.  Notwithstanding any other provision in the Plan, no Option may be exercised  unless and until the Stock to be issued upon the  exercise  thereof has been  registered  under the  Securities  Act and applicable  state  securities  laws,  or is, in the  opinion  of  counsel to the
Company,  exempt from such registration in the United States.  The Company shall not be under any  obligation  to  register  under  applicable  federal  or state securities  laws any Stock to be issued upon the  exercise of an Option  granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject  to such  Option,  although  the  Company  may in its sole discretion  register such Stock at such time as the Company shall determine.  If the Company  chooses to comply with such an  exemption  from  registration,  the
Stock issued  under the Plan may, at the  direction  of the  Committee,  bear an appropriate  restrictive  legend restricting the transfer or pledge of the Stock represented  thereby,  and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.